                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 8, 1996
                                                 ----------------------------



                             InfoMed Holdings, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               0-22162                   22-3209241
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


6650 Powers Ferry Road, Atlanta, Georgia                                 30339
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (770) 644-6700
                                                   ----------------------------


             1180 S.W. 36th Avenue, Pompano Beach, Florida  33069
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On September 5, 1996, InfoMed Holdings, Inc. ("InfoMed") and Simione Central Holding, Inc. ("Simione") entered into an Agreement and Plan of Merger, which was amended and restated on September 13, 1996 (the "Agreement"), pursuant to which Simione was merged (the "Merger") with a wholly-owned subsidiary of InfoMed effective as of October 8, 1996 (the "Effective Date"). In connection therewith, each issued and outstanding share of Simione common stock was converted into and exchanged for the right to receive .22021 shares of InfoMed common stock (the "Exchange Ratio") as of the Effective Date. Notwithstanding the foregoing, any shares of Simione common stock held by InfoMed or any of its subsidiaries, any shares held in treasury by Simione and any shares held by subsidiaries of Simione as of the Effective Date were cancelled and retired and no consideration has been issued in exchange therefor. In addition, any shareholders of Simione who fail to deliver certain representations in connection with the receipt of InfoMed common stock in the Merger will receive cash in lieu of shares of InfoMed common stock based on the value of InfoMed common stock on the last trading day immediately preceeding the Effective Date. Under the terms of the Agreement, all outstanding options and warrants to purchase Simione common stock as of the Effective Date were converted into the right to purchase shares of InfoMed common stock; provided that the number of shares to be so purchased and the respective exercise prices thereof have been adjusted by the Exchange Ratio.

     It is anticipated that the Merger will be accounted for by the "purchase" method of accounting and that, for accounting purposes, Simione will be regarded as having acquired InfoMed.

     Simione provides business solutions to the home health care industry through information systems, consulting, training and support services. Simione currently serves over 400 customers nationwide, supporting both hospital-based and free standing home care agencies. Simione has offices in Georgia, Connecticut, Massachusetts and Texas.

Management After The Merger.

     As of the Effective Date, the Board of Directors of InfoMed consists of the following persons: Gary M. Bremer, Chairman; William J. Simione, Jr., Vice Chairman; James R. Henderson; Barrett C. O'Donnell; and Murali Anantharaman. As of the Effective Date, the officers of InfoMed consist of the following persons: Gary M. Bremer, Chief Executive Officer and Chairman; James R. Henderson, President; William J. Simione, Jr., Executive Vice President; Gary W. Rasmussen, Chief Operating Officer; Lori Nadler Siegel, Chief Financial Officer and Treasurer; and James A. Tramonte, General Counsel and Secretary.

     Messrs. Bremer, Simione, Henderson, Rasmussen, and Tramonte and Ms. Siegel are and were prior to the Effective Date executive officers of Simione. Mr. O'Donnell was an executive officer and a director of InfoMed and Mr. Anantharaman was a director of InfoMed prior to the Effective Date. The following is information regarding the directors and management of InfoMed after consummation of the Merger:

     MURALI ANANTHARAMAN has been a partner of EGL Holdings, Inc. ("EGL") since 1987. Mr. Anantharaman is currently a director of several privately held companies.

     GARY M. BREMER has served as Chief Executive Officer and Chairman of Simione since September 3, 1996. Mr. Bremer has also served as Chief Executive Officer and President of Central Health Holding Company, Inc. ("CHHC"), a holding company which owns and manages home health care agencies, since 1978.

     JAMES R. HENDERSON has served as President of Simione since September 3, 1996. From July 1992 to November 1995, he served as Executive Vice President for National Data Corporation, an information services company. From February 1992 through June 1992, Mr. Henderson served as Executive Vice President, Worldwide Sales, Marketing and Operations, of Quality Micro Systems, Inc., a computer hardware company. From 1987 through January 1992, Mr. Henderson served as Executive Vice President of Dun and Bradstreet Software Services, Inc., a client server software solutions company.

     BARRETT C. O'DONNELL has been Chairman of the Board, President and Chief Executive Officer of O'Donnell Davis, Inc., an investment advisory services company, since he co-founded it in 1978. He served as Chairman of the Board of InfoMed from 1992 until the Effective Date and Chief Executive Officer from 1994 until the Effective Date.

     WILLIAM J. SIMIONE, JR. has served as Executive Vice President of Simione Central, Inc. ("SCI") since August 1996. He served as President of SCI from January 1996 through July 1996. From January 1973 through December 1995, Mr. Simione was Managing Partner of the healthcare management consulting practice of Simione & Simione CPA's.

     GARY W. RASMUSSEN has served as Chief Operating Officer of CHHC since June 1, 1996 and Chief Operating Officer of Simione since September 3, 1996. He served as Chief Financial Officer of CHHC from January 1996 through May 1996 and from October 1994 through December 1995 he served as Chief Financial Officer of Central Health Services, Inc. ("CHS"). Mr. Rasmussen served as Chief Financial Officer of Surgical Health Corporation, an outpatient surgery center company, from May 1992 until September 1994. From October 1987 through May 1992, he served as an Audit Partner with Ernst & Young, LLP.

     LORI NADLER SIEGEL has served as Chief Financial Officer and Treasurer of Simione since September 3, 1996, and has served as Chief Financial Officer of CHHC since June 1996. From January 1995 through May 1996, she served as Assistant Vice President of Finance for CHS. From June 1992 through December 1994, she served as Executive Assistant of CHS. She served as Associate Director of Administrative Services of CHS from July 1991 to May 1992. From 1985 to 1991, Ms. Siegel served as an auditor for the accounting firms of Touche Ross & Co. (now Deloitte & Touche, LLP), Coopers & Lybrand L.L.P., and Price Waterhouse LLP.

     JAMES A. TRAMONTE has served as General Counsel of Simione since October 1995, of CHHC since January 1996, and of SCI since January 1996. He has also served as Secretary of Simione since September 3, 1996. From April 1993 through December 1995, Mr. Tramonte served as Deputy General Counsel of CHS. He served in the capacity of Counsel with the Atlanta law firm of Glass, McCullough, Sherrill & Harrold from January 1, 1993 through March 31, 1993. From 1988 through 1992, Mr. Tramonte was a Partner with the Atlanta law firm of Hurt, Richardson, Garner, Todd & Cadenhead.


Agreements With Certain Holders of InfoMed Convertible Preferred Stock.

     InfoMed is currently a party to certain agreements (the "Prior Agreements") with the holders of the InfoMed Convertible Preferred Stock pursuant to which such holders are entitled to certain preferential rights, including rights to acquire additional shares of capital stock of InfoMed upon the occurrence of certain events, to approve or disapprove certain transactions to which InfoMed might become a party, including the Merger, and to require that InfoMed otherwise take or refrain from taking specified actions. In addition, under the terms of the InfoMed Convertible Preferred Stock, such holders are entitled to elect two persons to serve on InfoMed's five-person Board and to receive preferential dividends. Pursuant to the Merger Agreement, InfoMed obtained from each person who is or was a purchaser of InfoMed Convertible Preferred Stock pursuant to such agreements an agreement (a "Preferred Stock and Warrant Holder Agreement") providing for the conversion or exchange of the outstanding InfoMed Convertible Preferred Stock into InfoMed common stock. As a result of the Preferred Stock and Warrant Holder Agreements, all of the outstanding Convertible Preferred Stock and accrued dividends were converted or exchanged into 1,562,667 shares of InfoMed common stock as of the Effective Date.

     The Preferred Stock and Warrant Holder Agreements amend and restate the warrants related thereto to provide that (i) if at any time prior to October 7, 1997, the Board of Directors of InfoMed determines that InfoMed requires additional capital in order to fund the operations of its InfoMed, Inc. subsidiary and that additional borrowings (if available) under existing debt facilities are not adequate for such purpose, and (ii) if EGL shall concur in such conclusion, which concurrence will not be unreasonably withheld, InfoMed may, by written notice to the holder of the Warrant, require exercise of the Warrant to the extent required in order to address such capital needs.

     Designation of Directors. The Preferred Stock and Warrant Holder Agreements also provide that so long as EGL and its affiliates are the beneficial owners of InfoMed voting securities representing 5% or more of the outstanding voting power of InfoMed, EGL shall be entitled to designate one person (who shall be reasonably acceptable to the Board of Directors of InfoMed, it being agreed that Murali Anantharaman is acceptable) to serve as a director of InfoMed. Furthermore, so long as O'Donnell Davis, Inc. ("ODD") and its affiliates are the beneficial owners of InfoMed voting securities representing 5% or more of the outstanding voting power of InfoMed, ODD shall be entitled to designate one person (who shall be reasonably acceptable to the Board of Directors of InfoMed, it being agreed that Barrett C. O'Donnell is acceptable) to serve as a director of InfoMed. Each of the persons designated by EGL or ODD (each an "Investor"; and collectively the "Investors") is referred to herein as an "Investor Designee." InfoMed shall use all reasonable efforts to cause the election of the Investor Designees to the Board of Directors of InfoMed.

     Voting Provisions. Pursuant to the Preferred Stock and Warrant Holder Agreements, each Investor agrees to effect such action as may be necessary to ensure that:

         (a) subject to the receipt of proper notice and the absence of an injunction or other final order of any court barring such action, the Investor and its affiliates are, as shareholders, present in person or represented by proxy at all shareholder meetings of InfoMed so that all shares of InfoMed voting securities of which Investor or any of its affiliates beneficially own are voted and deemed to be present, in person or by proxy, at all meetings of the shareholders of InfoMed so that all InfoMed voting securities so beneficially owned may be counted for the purpose of determining the presence of a quorum at such meetings; and

         (b) all InfoMed voting securities that are beneficially owned by the Investor or any of its affiliates as of the appropriate record date are voted: (x) in favor of all of the nominees to the Board of Directors of InfoMed as approved by the Board of Directors (and shall not exercise any available cumulative voting rights), provided InfoMed has included among such nominees any Investor Designee that the Investor is entitled to designate as described above; and (y) on all other matters to be voted upon by the holders of InfoMed voting securities or any class or series thereof in the same proportion as the votes cast by the other holders of InfoMed voting securities with respect to such matter except that (i) the Investor and such affiliates may, in their sole discretion, vote or cause to be voted all or a greater proportion of such InfoMed voting securities in favor of any matter contemplated by this clause (y) that is recommended favorably by the Board of Directors of InfoMed, and (ii) the Investor and its affiliates may, in their sole discretion, vote any or all of their InfoMed voting securities in their sole discretion on any amendment to the Certificate of Incorporation or Bylaws (other than a proposal only to increase the number of authorized shares of InfoMed common stock), disposition of InfoMed (by way of merger, disposition of assets or otherwise), liquidation, dissolution or any other action contemplated by this clause (y) that is materially adverse to the Investor or such affiliates.

     Standstill Provisions.  The Preferred Stock and Warrant Holder
Agreements provide that neither any Investor nor any of its affiliates shall, directly or indirectly: (i) make or participate in the making of any public announcement with respect to, or submit or participate in the submission of a proposal for, or offer of, any proposal relating to (a) the entry by InfoMed into any agreement relating to (x) any consolidation or merger of InfoMed in which InfoMed is not the continuing or surviving corporation or pursuant to which shares of InfoMed's common stock would be converted into cash, securities or other property, other than a merger of InfoMed in which the holders of InfoMed's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of InfoMed, (b) the acquisition by any person of InfoMed voting securities representing 50% or more of the outstanding voting power, or (c) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of InfoMed shall cease for any reason to constitute at least a majority thereof, excluding directors whose election or nomination for election by the shareholders of InfoMed during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period (collectively, each event in clauses (a), (b) and (c) of this clause (i) being referred to as a "Control Event"); (ii) initiate the solicitation of or solicit proxies or consents or become a "participant" in a "solicitation" (as such terms are defined in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with respect to any InfoMed voting securities in opposition to the recommendation of the Board of Directors of InfoMed with respect to any matter; (iii) initiate or institute, or participate in the initiation or institution of, any shareholder vote (whether pursuant to Rule 14a-8 of the Exchange Act or otherwise) with respect to any matter which is not required by InfoMed's Certificate of Incorporation or Bylaws, the rules of any national securities exchange or automated quotations system on which InfoMed voting securities are then traded, or by any similar laws or rules to be submitted to InfoMed's shareholders; (iv) initiate or institute, or participate in the initiation or institution of any legal, regulatory or administrative action or proceeding in any court of competent jurisdiction or appropriate regulatory or administrative body or agency with respect to InfoMed or any of its directors, officers, employees, accountants, legal counsel or other advisors, which action or proceeding in any way contests, or otherwise seeks to void, the validity of, or the enforceability of any provision of the Agreement; or (v) join or become a part of any partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of voting InfoMed voting securities on matters set forth in clause (ii) under the caption "Voting Provisions", except as a member of a group consisting solely of the Investor and its subsidiaries with respect to actions specifically required or permitted.

Voting Agreements.

     In March 1996, certain shareholders of Simione entered into voting agreements with Gary M. Bremer (the "Voting Agreements"). Pursuant to the Voting Agreements, such Simione shareholders granted an irrevocable proxy coupled with an interest to vote their shares of Simione common stock to Mr. Bremer, and Mr. Bremer agreed to vote his shares of Simione common stock in the same manner as he voted the common stock of the Simione shareholders that entered into the Voting Agreements. The Voting Agreements survived the Merger, resulting in Mr. Bremer possessing the sole voting power with respect to his shares or InfoMed common stock and approximately 1,329,400 shares of InfoMed common stock held by the shareholders who are parties to the Voting Agreements. The Voting Agreements will expire on the earlier of: (i) March 2001; (ii) the death or disability of Mr. Bremer; (iii) the date on which Mr. Bremer no longer works on a full-time basis with InfoMed or its affiliates; or (iv) the day on which equity securities of the same class as such common stock covered by a registration statement filed in accordance with the Securities Act of 1933, as amended (the "Securities Act"), may lawfully be offered and sold pursuant to such registration statement.

Registration Rights Agreement.

     The InfoMed common stock issued in connection with the Merger will not initially be registered under the Securities Act and may not be sold or transferred except in a transaction which is exempt under the Securities Act or pursuant to an effective registration under the Securities Act. InfoMed has executed and delivered a registration rights agreement (the "Registration Rights Agreement"). Under the terms of the Registration Rights Agreement, each holder of Simione common stock who receives shares of InfoMed common stock in the Merger and certain large holders of InfoMed common stock will be entitled to require that InfoMed undertake to register resales of shares of InfoMed common stock held by such holders under the Securities Act and applicable state securities laws. Subject to certain limitations, such holders shall be entitled to up to three demand registrations and unlimited rights to participate in other registrations undertaken by InfoMed. In addition, InfoMed has agreed that, within 45 days after it becomes eligible for use of certain registration statement forms that permit filings made by InfoMed under the Exchange Act to be incorporated by reference, it will file and seek to maintain in effect a "shelf" registration permitting resales of such shares from time to time (subject to certain limitations for holders of more than 20,000 shares of InfoMed common stock following the Merger). In connection with any such registrations, InfoMed has agreed to pay all expenses of registration, other than underwriters' and brokers' discounts and commissions. InfoMed also has agreed, subject to certain limitations, to indemnify any selling shareholder from and against any liabilities arising under the Securities Act in connection with such registrations.

Secutiry Ownership.

     Set forth below is information regarding beneficial ownership of InfoMed common stock, after consummation of the Merger, by (i) any person known to InfoMed to be the beneficial owner of 5% or more of the outstanding shares of InfoMed common stock, (ii) each person who serves as a director or executive officer of InfoMed, and (iii) all directors and executive officers of
InfoMed as a group.
(1)


                                                                        INFOMED COMMON STOCK
                                                              ---------------------------------------


NAME AND ADDRESS (2)                                           NUMBER                    PERCENTAGE
--------------------                                           ------                    ----------
Central Health Holding                                         4,248,017                     36.0%
Company, Inc. Employee
Stock Ownership Plan Trust

O'Donnell Davis, Inc.                                          2,084,944(3)                  16.8%
P.O. Box 7395
Princeton, NJ  08543

Craig H. Davis                                                 2,084,944(4)                  16.8%
P.O. Box 391
Princeton, NJ  08542

David O. Ellis, Ph.D.                                          2,000,076(5)                  15.9%
235 Landfall Road
Sandy Springs, GA  30328

Rowan Nominees Limited                                         1,707,862(6)                  13.7%
33 King William Street
London, ECHR 9AS

Howard B. Krone, M.D.                                            881,244(7)                   7.5%

EGL Holdings, Inc.                                               813,110(8)                   6.5%
6600 Peachtree Dunwoody Road
Atlanta, GA  30328

Gary M. Bremer                                                 3,085,204(9)                  25.4%

Barrett C. O'Donnell                                           2,084,944(10)                 16.8%
1180 SW 36th Avenue
Pompano Beach, FL  33069

Murali Anantharaman                                            1,875,133(11)                 14.9%
2830 Shurburne Drive
Alpharetta, GA  30301

James R. Henderson                                                31,548(12)                    *

William J. Simione, Jr.                                          234,816(13)                  2.0%

Gary W. Rasmussen                                                 68,602(14)                    *

Lori Nadler Siegel                                                 7,410(15)                    *

James A. Tramonte                                                 40,738(16)                    *

All Directors and Executive
Officers of InfoMed (post-
Merger) as a group (8 persons)                                 7,134,465(17)                 52.4%

---------------------
*    Less than 1%

(1) Reflects stock ownership as of October 8, 1996; provided, however, that stock ownership for each of ODD, Rowan Nominees Limited, EGL and Messrs. Davis, O'Donnell, Anantharaman and Dr. Ellis is reflected as of September 1, 1996. Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or to direct the vote) and/or the sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security. The number of shares of common stock includes the number of shares of common stock which are subject to the exercise of options within 60 days of the date of this Report.

(2) Except as indicated in the table, the business address of each person identified in the table is c/o Simione Central Holding, Inc., 6650 Powers Ferry Road, Atlanta, Georgia 30339.

(3) Includes 270,000 shares issuable on exercise of warrants, 321,200 shares issuable upon exercise of options and 450,000 shares issued upon conversion of the Convertible Preferred Stock.

(4) Messrs. O'Donnell and Davis are stockholders, directors and officers of O'Donnell Davis, Inc. ("ODD"). Accordingly, pursuant to Rule 13d-3 under the Exchange Act, each of them may be deemed to be indirect beneficial owners of InfoMed's securities beneficially owned by ODD.

(5) Includes 54,356 shares of InfoMed common stock as to which Dr. Ellis has sole voting power, an additional 2,200 shares owned by members of Dr. Ellis' family, 122,994 shares related to EGL (a corporation of which Dr. Ellis is Chairman of the Board and Chief Executive Officer and has voting rights of InfoMed's shares), 750,000 shares issuable upon exercise of warrants related to EGL, 44,940 shares issuable upon exercise of options related to EGL and 869,605 shares issued upon conversion of the Convertible Preferred Stock owned by Dr. Ellis, certain of his family members and EGL.

(6) Includes 619,667 shares issuable upon exercise of warrants and 820,000 shares issued upon conversion of the Convertible Preferred Stock. Shares are held by Rowan Nominees Limited as nominee for EGL.

(7) Includes 630,974 shares subject to a voting agreement pursuant to which Mr. Bremer has the sole power to vote such shares.

(8) Includes 750,000 shares issuable upon exercise of warrants, 44,490 shares issuable upon exercise of options and 8,750 shares issued upon conversion of the Convertible Preferred Stock.

(9) Includes 330,315 shares issuable upon exercise of options and an aggregate of 1,329,400 shares as to which Mr. Bremer has sole voting power (including 630,974 shares owned by Dr. Krone, 31,548 shares owned by Mr. Henderson, and 157,743 shares owned by Mr. Simione) pursuant to voting agreements with the holders of such shares.

(10) Messrs. O'Donnell and Davis are stockholders, directors and officers of ODD. Accordingly, pursuant to Rule 13d-3 under the Exchange Act, each of them may be deemed to be indirect beneficial owners of InfoMed securities beneficially owned by ODD.

(11) Includes 3,605 shares of InfoMed common stock as to which Mr.
     Anantharaman has sole voting power, 122,994 shares of InfoMed common stock related to EGL, 750,000 shares issuable upon exercise of warrants related to EGL, 44,940 shares issuable upon exercise of options related to EGL and 846,665 shares issued upon conversion of the Convertible Preferred Stock related to EGL.

(12) Represents shares subject to a voting agreement pursuant to which Mr. Bremer has the sole power to vote such shares.

(13) Includes 77,073 shares issuable upon exercise of options and 157,743 shares subject to a voting agreement pursuant to which Mr. Bremer has the sole power to vote such shares.

(14) Includes 5,505 shares issuable upon exercise of options and 63,097 shares subject to a voting agreement pursuant to which Mr. Bremer has the sole power to vote such shares.

(15) Includes 1,101 shares issuable upon exercise of options and 6,309 shares subject to a voting agreement pursuant to which Mr. Bremer has the sole power to vote such shares.

(16) Includes 5,505 shares issuable upon exercise of options and 35,233 shares subject to a voting agreement pursuant to which Mr. Bremer has the sole power to vote such shares.

(17) Includes 785,639 shares issuable upon exercise of options, 1,020,000 shares issuable upon exercise of warrants and 1,329,400 shares subject to voting agreements pursuant to which Mr. Bremer has the sole power to vote such shares.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See Item 1 above.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business acquired.

              It is impracticable at this time to provide the required financial statements. Therefore, pursuant to Item 7(a)(4) of the Instructions to the Current Report on Form 8-K, the registrant shall file the required financial statements as an amendment to this Report within 60 days of the date hereof.

         (b)  Pro forma financial information.

              It is impracticable at this time to provide the required financial statements. Therefore, pursuant to Item 7(a)(4) of the Instructions to the Current Report on Form 8-K, the registrant shall file the required financial statements as an amendment to this Report within 60 days of the date hereof.

         (c)  Exhibits.

              2.1 Amended and Restated Agreement and Plan of Merger dated as of September 5, 1996 by and among InfoMed Holdings, Inc., Simione Central Holding, Inc. and Infosub, Inc., (incorporated by reference to the registrant's Current Report on Form 8-K dated September 13, 1996).

              4.1   Amended and Restated Share Warrant

              10.1  Registration Rights Agreement

              10.2 Agreement dated as of October 4, 1996 by and among InfoMed Holdings, Inc., EGL Holdings, Inc., Mercury Asset Management plc, O'Donnell Davis, Inc., Barrett
                    O'Donnell and certain other holders of the Class A Convertible Preferred Stock of the registrant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INFOMED HOLDINGS, INC.



                                     By: /s/ James A. Tramonte
                                        -------------------------------
                                        James A. Tramonte
                                        General Counsel and Secretary

Dated: October 23, 1996
       -----------------------

                                 EXHIBIT INDEX





Exhibit
Number     Exhibit Description
-------    -------------------
2.1        Amended and Restated Agreement and Plan of Merger dated as of September 5, 1996 by and among InfoMed Holdings, Inc.
           Simione Central Holding, Inc. and Infosub, Inc.
           (incorporated by reference to the registrant's Current
           Report on Form 8-K dated September 13, 1996).

4.1        Amended and Restated Share Warrant

10.1       Registration Rights Agreement

10.2       Agreement dated as of October 4, 1996 by and among InfoMed
           Holdings, Inc., EGL Holdings, Inc., Mercury Asset
           Management plc, O'Donnell Davis, Inc., Barrett O'Donnell and certain other holders of the Class A Convertible
           Preferred Stock of the registrant.